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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            -------------------

                                  FORM 8-K
                          CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                               -------------



     Date of Report (Date of Earliest Event Reported):  April 19, 1996

                           CUC INTERNATIONAL INC.
- ---------------------------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)

                                  Delaware
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               (State or Other Jurisdiction of Incorporation)

            1-10308                                    06-0918165
- ------------------------------               ------------------------------
   (Commission File Number)                         (I.R.S. Employer
                                                   Identification No.)

   707 Summer Street, Stamford, Connecticut                    06901
- ---------------------------------------------          --------------------
   (Address of Principal Executive Offices)                 (Zip Code)

                               (203) 324-9261
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            (Registrant's Telephone Number, Including Area Code)

                               Not Applicable
- ---------------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)
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     ITEM 5.  OTHER EVENTS

               On April 19, 1996, CUC International Inc. (the "Company") and its wholly-owned subsidiary, IG Acquisition Corp. ("Merger Sub"), entered into an Agreement and Plan of Merger with Ideon Group, Inc. ("Ideon") pursuant to which the Company, Merger Sub and Ideon shall consummate a merger (the "Merger") in which Merger Sub shall be merged with and into Ideon. In the Merger, each share of common stock, par value $0.01 per share, of Ideon issued and outstanding immediately prior to the effective time of the Merger shall by virtue of the Merger be converted into the right to receive that number of shares of common stock, par value $0.01 per share, of the Company ("Company Common Stock") (such number being hereinafter referred to as the "Conversion Number"), equal to the quotient obtained by dividing (x) $13.50 by (y) the Average Stock Price (as hereinafter defined); provided, however, that if the Average Stock Price is $22 or less the
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     Conversion Number shall be 0.6136 and if the Average Stock Price is
     $36 or more the Conversion Number shall be 0.3750. The "Average Stock Price" shall mean the average closing price per share of Company Common Stock on the New York Stock Exchange as reported on the NYSE Composite Tape during the fifteen consecutive trading day period (the "Measurement Period") ending on the second calendar day immediately preceding the meeting of Ideon's stockholders with respect to the Merger; provided, however, that if such second calendar day is not a trading day, the Measurement Period shall end on the next calendar day immediately preceding such second calendar day that is a trading day. Consummation of the Merger is subject to certain customary closing conditions, including the expiration of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the approval of the holders of common stock of Ideon.

               The information set forth in the press release attached hereto as Exhibit 99 is incorporated herein by reference.

     ITEM 7.  EXHIBITS

               (c)  Exhibits
                    --------

               99   Press Release issued by CUC International Inc. on April
     22, 1996.



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                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CUC INTERNATIONAL INC.



                                   By:  /s/ Christopher K. McLeod
                                        -----------------------------------
                                        Name:   Christopher K. McLeod
                                        Title:  Executive Vice
                                                President


     Dated:  April 22, 1996

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                                  EXHIBIT INDEX



     Exhibit No.                                             Page No.
     ----------                                              -------


     99               Press Release issued by
                      CUC International Inc.,
                      on April 22, 1996.






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